UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement.
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to § 240.14a-12.

ETF Series Solutions

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials:
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ETF SERIES SOLUTIONS
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

September 23, 2026
Dear Shareholder:
On behalf of the Board of Trustees (“Board”) of ETF Series Solutions (the “Trust”), I am writing to inform you about a joint special meeting of shareholders for each series (each, a “Fund,” and collectively, the “Funds”) of the Trust to be held on November 25, 2026 at 10:00 a.m., Central Time at the offices of the Trust’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
At the Meeting, shareholders of the Funds will be asked to consider and vote on a proposal to elect two Trustees to the Board: Ms. Janet D. Olsen and Ms. Kristina R. Nelson. Ms. Olsen has served as a Trustee to the Trust since February 1, 2018. Ms. Nelson has not previously served on the Board. If you have received this mailing, you are a shareholder of record as of August 31, 2026 of one or more of the Funds. You are entitled to vote at the Meeting and any adjournments of the Meeting. The Board recommends that you vote “FOR” the proposal. For additional information about the proposal, please see the accompanying Proxy Statement.
You can vote any one of these four ways:
•By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope;
•Through the website listed on the enclosed proxy voting instructions;
•By telephone using the toll-free number listed in the proxy voting instructions; or
•In person at the Meeting.

We encourage you to please vote through the website or telephone numbers provided, using the voting control number that appears on your proxy card enclosed. Your vote is extremely important to us.
Thank you in advance for your participation in this important process.

Sincerely,

/s/ Kristen M. Weitzel
Kristen M. Weitzel
President
ETF Series Solutions

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

OVERVIEW OF PROXY STATEMENT

A Special Meeting of Shareholders of the series of ETF Series Solutions (the “Trust”) (collectively, at times referred to below as the “Funds,” and individually as a “Fund”) is scheduled to be held on November 25, 2026 at 10:00 a.m., Central Time at the offices of the Trust’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes described in the proxy statement.
We encourage you to read the proxy statement carefully before casting your vote. We have prepared the following questions and answers to help make your decision easier.
Q.    Why am I receiving the Proxy Statement?
A.    As a shareholder of one or more of the Funds, you are being asked to elect two members of the Board of Trustees of the Trust.
Q.    Will my vote make a difference?
A.    Your vote is very important and can make a difference in the governance of the Funds.
Q.    Who are the Nominees for Election as Trustees of the Trust?
A.    The nominees for election as Trustees are Janet D. Olsen and Kristina R. Nelson.
Ms. Olsen was previously appointed by the Board to serve as a Trustee and has served on the Board since February 1, 2018. Ms. Nelson has not previously served on the Board. The Board’s Nominating and Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has recommended to the Board, and the Board has unanimously nominated, each of these individuals to serve on the Board as Trustees, subject to shareholder approval.
A vacancy on the Board was created following the death of a Trustee. Section 16(a) of the 1940 Act generally permits the Board to fill a vacancy without shareholder action only if, immediately after the appointment, at least two-thirds of the Trustees then holding office have been elected by shareholders. Because Ms. Olsen was appointed rather than elected, the Board cannot appoint Ms. Nelson to fill the vacancy without causing the proportion of shareholder-elected Trustees to fall below that threshold. Section 16(a) also requires a shareholder meeting within 60 days if fewer than a majority of the Trustees then in office were elected by shareholders. Accordingly, the Board has nominated Ms. Nelson for election and has also nominated Ms. Olsen so that, if both are elected, all Trustees serving will have been elected by shareholders.
Given these legal requirements, the Board believes it is the appropriate time for the Trustee that was previously appointed to the Board (but not elected) to stand for election and for the new Trustee nominee to stand for election. The Board believes these actions are prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.
If elected, each nominee will hold office until her successor is elected or until she retires, resigns, dies, or is removed from office. The Board considered information provided by the Trustee nominees and concluded with the help of counsel that, if elected by Fund shareholders, both Trustee nominees will be Independent Trustees.
Q.     How does the Board of Trustees recommend that I vote?
A.    The Board of Trustees unanimously recommends that shareholders vote FOR each nominee for Trustee.
Q.    How do I vote?
A.    Shareholders can vote easily: (i) by calling the toll-free number printed on your proxy card, (ii) by visiting the web address on the enclosed proxy card, (iii) by mail by completing the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided, or (iv) in person at the Special Meeting of Shareholders.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 25, 2026

ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202

To the Shareholders of ETF Series Solutions (the “Trust”), consisting of the following series:

The Acquirers Fund	Defiance US 100 Tech AI Moat ETF
AAM S&P 500 High Dividend Value ETF	Defiance US 100 Tech Ex Software ETF
AAM Low Duration Preferred and Income Securities ETF	Defiance Quantum ETF
AAM Transformers ETF	Defiance Space and Connective Tech ETF
AAM Brentview Dividend Growth ETF	Defiance Drone and Modern Warfare ETF
AAM Sawgrass U.S. Large Cap Quality Growth ETF	Defiance Retail Kings ETF
AAM Sawgrass U.S. Small Cap Quality Growth ETF	Defiance Autism Impact ETF
AAM SLC Low Duration Income ETF	Defiance China Robotics ETF
AAM Todd International Intrinsic Value ETF	Defiance Inference AI Chip ETF
AAM Crescent CLO ETF	Defiance Memory & Photonics ETF
Aptus Drawdown Managed Equity ETF	ClearShares OCIO ETF
Opus Small Cap Value ETF	ClearShares Ultra-Short Maturity ETF
Aptus Defined Risk ETF	ClearShares Piton Intermediate Fixed Income ETF
Aptus Collared Investment Opportunity ETF	Distillate U.S. Fundamental Stability & Value ETF
Aptus International Enhanced Yield ETF	Distillate International Fundamental Stability & Value ETF
Aptus Enhanced Yield ETF	Distillate Small/Mid Cash Flow ETF
Aptus Large Cap Enhanced Yield ETF	Colterpoint Net Lease Real Estate ETF
Aptus Large Cap Upside ETF	Acquirers Small and Micro Deep Value ETF
Aptus Deferred Income ETF	ETFB Green SRI REITs ETF
Aptus April Buffer ETF	Hoya Capital Housing ETF
Aptus January Buffer ETF	Hoya Capital High Dividend Yield ETF
Aptus July Buffer ETF	LHA Market State Tactical Beta ETF
Aptus October Buffer ETF	LHA Market State Tactical Q ETF
Aptus Laddered Buffer ETF	The Brinsmere Fund - Conservative ETF
Aptus January Deep Buffer ETF	The Brinsmere Fund - Growth ETF
Aptus April Deep Buffer ETF	U.S. Global Jets ETF
Aptus July Deep Buffer ETF	U.S. Global GO GOLD and Precious Metal Miners ETF
Aptus October Deep Buffer ETF	U.S. Global Sea to Sky Cargo ETF
Aptus Laddered Deep Buffer ETF	U.S. Global Technology and Aerospace & Defense ETF
McElhenny Sheffield Managed Risk ETF	U.S. Diversified Real Estate ETF
Bahl & Gaynor Small/Mid Cap Income Growth ETF	The Frontier Economic Fund
Bahl & Gaynor Income Growth ETF	Vident International Equity Strategy ETF
Bahl & Gaynor Dividend ETF	Vident U.S. Equity Strategy ETF
Bahl & Gaynor Small Cap Dividend ETF	Vident U.S. Bond Strategy ETF
US Vegan Climate ETF
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust and each of its series will be held on November 25, 2026, at 10:00 a.m., Central Time at the offices of the Trust’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

At the Meeting, shareholders of the Funds will be asked to consider and vote on the Proposal set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):
1: To approve of the election of Trustees to serve until her successor is elected and qualified.

Nominees:	Janet D. Olsen
Kristina R. Nelson
The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the election of each of the nominees for Trustee.
The Board has fixed the close of business on August 31, 2026, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board and each series of the Trust named above. Please read the enclosed Proxy Statement for a full discussion of the Proposals.
By order of the Board of Trustees of the Trust

/s/ Cheri A. Van Eperen
Cheri A. Van Eperen
Assistant Secretary
September 23, 2026

Your vote is important – please vote your shares promptly.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 25, 2026 OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF: This Notice, the Proxy Statement, and the Funds’ most recent Annual Reports to shareholders are available at: www.proxyvote.com.

YOUR VOTE IS IMPORTANT. If you promptly vote, sign, and return the enclosed proxy card(s), you will help Fund shareholders avoid the additional expense of a second solicitation. The enclosed postage-paid envelope is provided for your convenience. You may also vote by calling the toll-free number on the enclosed proxy card(s), or by visiting the web site address listed on the enclosed proxy card(s).

ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
September 23, 2026
This Proxy Statement is being furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on November 25, 2026, at 10:00 a.m., Central Time.

The purpose of the Meeting is to consider and act on a proposal to elect two Trustees to the Board, each to hold office until her successor shall have been elected and qualified or until she retires, resigns, dies, or is removed from office (the “Proposal”), and to transact such other business as may properly come before the Meeting or any adjournments thereof. The Board considered information provided by the Trustee nominees and concluded with the help of counsel that, if elected by Fund shareholders, both Trustee nominees will be Independent Trustees of the Trust, i.e., Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record at the close of business on the record date, August 31, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after September 23, 2026.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 9, 2012. As of the Record Date, the Trust consists of 69 separate series operating as exchange traded funds (each, a “Fund,” and collectively, the “Funds”), with different fiscal year-ends. Shareholders of each Fund as of the Record Date are being solicited to vote on the Proposal. A list of the Funds being solicited to vote on the Proposal, along with each Fund’s investment adviser, sub-adviser (if applicable), distributor and Fund website can be found in Exhibit B.

Financial statements for the Funds are included in each Fund’s Annual Report for the applicable fiscal year-end listed in Exhibit B. Shareholders may obtain copies of a Fund’s Annual Report or Semi-Annual Report free of charge by visiting the applicable Fund’s website or by calling toll-free 1-800-617-0004.

PROPOSAL – ELECTION OF TRUSTEES TO THE BOARD

The Board currently has three members: Michael A. Castino, David A. Massart, and Janet D. Olsen. These individuals currently serve as Independent Trustees of the Trust. Michael A. Castino, David A. Massart, and Janet D. Olsen have served as Trustees since 2014, 2012, and 2018, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the 1940 Act. Under the 1940 Act, Ms. Olsen’s appointment was not required to be approved by shareholders because, after her appointment, three out of the four Trustees had been elected by Fund shareholders. Mr. Castino and Mr. Massart were elected by shareholders to the Board on May 1, 2015 and July 15, 2012, respectively.

Mr. Leonard M. Rush, Independent Trustee and Audit Committee Chair, who was previously elected by shareholders, passed away in January 2026.

At a meeting of the Board and its Nominating and Governance Committee (“Committee”) held on July 1, 2026, the Committee, which consists solely of Independent Trustees, recommended that Kristina R. Nelson fill the vacancy on the Board. The Committee also recommended that Janet D. Olsen be nominated for election by shareholders as she had not previously been elected by shareholders. At a Board meeting held the same day, the Trustees approved a resolution to nominate Kristina R. Nelson to be elected by shareholders as a new Trustee of the Trust. As indicated under “Trustees and Officers” below, Ms. Nelson has considerable business experience in investment management matters. The Trustees believe the nominee would enhance the Board’s ability to oversee the operations of the Trust. If elected, Ms. Nelson would serve as an Independent Trustee.

The current members of the Board do not have the power to appoint Ms. Nelson as an additional Trustee of the Trust without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Ms. Olsen was previously appointed to the Board without shareholder approval. As the appointment of Ms. Nelson would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, Ms. Nelson must be elected as Trustee by the shareholders in order to fill the vacancy on the Board. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of the then serving Trustees have been elected by shareholders, then the Trust must, within 60 days, hold a shareholder meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders. The Board also believes it is prudent and in the best interests of the Trust for the shareholders to now vote to approve Ms. Olsen so that all members of the Board will have been elected by the shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

If a quorum is present, the affirmative vote of a plurality of shares of the Trust voted in person or by proxy is required for the election of a Nominee. Shareholders of the Funds will vote together as a single class and the voting power of the shares of the Funds will be counted together in determining the results of the voting for the Proposal.

The Board recommends that the Trust’s shareholders vote FOR the election of the nominees as Trustees of the Trust.
INFORMATION ABOUT THE TRUST AND THE BOARD
Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

The address of each Trustee and officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael A. Castino Born: 1967	Lead Independent Trustee and Chair	Indefinite term; Trustee since 2014; Chair since 2013	President, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023).	69	None.

David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chair	Indefinite term; Trustee since 2012; Committee Chair since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	69	Independent Trustee, Managed Portfolio Series (22 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	69	Independent Trustee, PPM Funds (2 portfolios) (2017–2024).
Trust Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristen M. Weitzel Born: 1977	President	Indefinite term; since 2026 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021–2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015–2019).
Kyle L. Kroken Born: 1986	Treasurer	Indefinite term; since 2026 (other roles since 2024)	Vice President, U.S. Bancorp Fund Services, LLC (since 2019).
Peter A. Walker, CPA Born: 1993	Assistant Treasurer	Indefinite term; since 2026	Officer, U.S. Bancorp Fund Services, LLC (since 2016).
Aaron P. Wroblewski Born: 1968	Assistant Treasurer	Indefinite term; since 2025	Officer, U.S. Bancorp Fund Services, LLC (since 2010).
Cheri A. Van Eperen Born: 1970	Assistant Secretary	Indefinite term; since 2026	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2025), Director of Legal and Regulatory Compliance, ETF Architect (2024-2025); Senior Legal Analyst, Transamerica Asset Management, Inc. (2023-2024); Officer, U.S. Bancorp Fund Services, LLC (2018-2023).

The Board met five times during the Trust’s fiscal year ended December 31, 2025. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served.

Trust Committees

The Board has established two standing committees of the Board: the Audit Committee and the Nominating and Governance Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the

Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. During the year ended December 31, 2025, the Audit Committee met four times.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board, which can be found in Exhibit A. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating and Governance Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of its charter, the Trust’s Bylaws and applicable law. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” The Nominating and Governance Committee meets periodically, as necessary. During the year ended December 31, 2025, the Nominating and Governance Committee met three times.

Management of the Trust

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Funds’ investment advisers (including sub-advisers, where applicable), distributors and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Fund’s adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with those aspects for which it is responsible. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Funds as well as proposed investment limitations for the Fund. Additionally, a Fund’s adviser provides the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by their advisers and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew a Fund’s investment advisory agreement with its adviser (including any sub-advisory agreement with a sub-adviser, where applicable), the Board or its designee may meet with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to each applicable Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, adviser, and sub-adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Funds’ advisers and the sub-advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Funds’ advisers (and sub-advisers, where applicable), the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the adviser (and sub-adviser, where applicable) and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, and all three members are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Michael A. Castino serves as Chair of the Board and as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Castino acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised entirely of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. However, the Audit Committee currently does not have a Chair due to the recent death of the Trustee who had most recently served as the Audit Committee’s Chair. The Board is developing a plan to appoint a new Audit Committee Chair. The Audit Committee Chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. There is a Nominating and Governance Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Nominating and Governance Committee Chair presides at the Nominating and Governance Committee meetings, participates in formulating agendas for Nominating and Governance Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Nominating and Governance Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute the entire Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Castino should serve as Trustee because of the experience he gained as Chair of the Trust since 2013, as a senior officer of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Trust’s administrator, from 2012 to 2023, and in his past roles with investment management firms and indexing firms involved with ETFs, as well as his experience in and knowledge of the financial services industry. Mr. Castino currently serves as President of Sound Capital Solutions, LLC, an SEC-registered investment adviser.

The Trust has concluded that Mr. Massart should serve as a Trustee because of his substantial industry experience, including over three decades working with high net worth individuals, families, trusts, and retirement accounts to identify strategic asset allocation decisions, evaluate and select investment managers, and manage client relationships, and the experience he has gained serving as a trustee of another investment company trust since 2011. He is currently a Managing Director at Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment committees of the SEC-registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.

The Trust has concluded that Ms. Olsen should serve as a Trustee because of her substantial industry experience, including nearly 20 years as a practicing attorney representing primarily registered investment companies and investment advisers, over a decade serving as a senior executive of an investment management firm and a related public company, and the experience she has gained by serving as an executive officer of another investment company from 2001 to 2012. Ms. Olsen most recently served as Managing Director and General Counsel of Artisan Partners Limited Partnership, a registered investment adviser serving primarily investment companies and institutional investors, and several affiliated entities, including its general partner, Artisan Partners Asset Management Inc. (NYSE: APAM), and as an executive officer of Artisan Funds Inc.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Information about the Qualifications, Experience, Attributes and Skills of the Nominees for Independent Trustee

Kristina R. Nelson. The Trust has concluded that Ms. Nelson should serve as a Trustee because of her substantial experience in registered investment company operations and administration, including more than 16 years with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Trust’s administrator; her service as President and principal executive officer of the Trust from 2019 to 2026; and the experience she has gained since July 2026 as a consultant to the Board with respect to its oversight of the Trust. In her role as Board consultant, Ms. Nelson attends Board meetings and provides advice regarding investment company operations and the investment management business. She also provides other guidance that the Board may request from time to time. The Board believes that Ms. Nelson’s experience with the operations and administration of registered investment companies provides her with relevant perspective and skills to oversee the Trust and its Funds. If elected by Fund shareholders, Ms. Nelson’s consultant role will terminate on the date that her appointment as Trustee takes effect.

Janet D. Olsen. Ms. Olsen’s Trustee Attributes as a nominee are described above.

Trustee Ownership of Shares. As of December 31, 2025, no Trustee owned shares of any series of the Trust.

Board Compensation. Effective January 1, 2026, the Trustees each receive an annual trustee fee of $281,400. During the calendar year ended December 31, 2025, the Trustees each received an annual trustee fee of $213,300. The Board holds regularly scheduled quarterly meetings and the Trustees receive additional compensation for each additional meeting attended ($2,000) as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Lead Independent Trustee receives an additional annual fee of $18,000. The Chair of the Audit Committee receives an additional annual fee of $18,000. The Chair of the Nominating and Governance Committee receives an additional annual fee of $8,000. The Trust has no pension or retirement plan and Trustees receive no annual benefits upon retirement. In addition, since July 2026, Kristina R. Nelson has served as a Board consultant and receives an annual retainer payable pro rata on a quarterly basis. Ms. Nelson’s estimated compensation for an annual period is $192,150; however, if Ms. Nelson is elected by Fund shareholders as a Trustee, Ms. Nelson’s consultant role will terminate on the date that her appointment as Trustee takes effect. At such time, Ms. Nelson will be paid in the same manner as the other Independent Trustees.

The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2025. Trustee fees are paid by the investment adviser to each series of the Trust and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation Paid by the Funds	Total Compensation Paid to Trustees
Independent Trustees
Michael A. Castino	$0	$213,300
Janet D. Olsen	$0	$213,300
David A. Massart	$0	$221,300

Communication with Trustees. Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

Information Related to the Independent Accountants and the Audit Committee. Cohen & Company, Ltd. (“Cohen”) is located at 1835 Market St., Suite 310, Philadelphia, Pennsylvania 19103, and serves as the independent registered public accounting firm for each Fund comprising the Trust. More information related to Cohen and the Audit Committee can be found in Exhibit C.

A shareholder may revoke a proxy at any time before it is exercised by submitting a written notice of revocation to the Trust, by submitting a later-dated proxy by mail, telephone or Internet, or by attending the Meeting and voting in person. Attendance at the Meeting alone will not revoke a previously submitted proxy.
GENERAL INFORMATION
Expenses Related to the Proposal. All expenses associated with the Proposal will be borne by the Funds. These expenses will be allocated among the Funds based on one or more equitable factors, including the number of Funds participating in the solicitation and the number of outstanding shares of each Fund, together with any other factors deemed appropriate under the circumstances.

Record Date/Shareholders Entitled to Vote. Each Fund is a separate series of the Trust, which is a Delaware statutory trust operating as a registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund as of the Record Date are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting, including the Proposal.

Shareholders of the Funds at the close of business on August 31, 2026, the Record Date, will be entitled to be present and vote at the Special Meeting. A table indicating the number of shares outstanding and entitled to vote on behalf of each Fund can be found in Exhibit D.

Quorum and Voting Requirements. The Trust must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Trust. Under the Trust’s Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Trust entitled to vote at the Meeting.

If a quorum is present, the affirmative vote of a plurality of shares of the Trust voted in person or by proxy is required for the election of a Nominee. Shareholders of the Funds will vote together as a single class and the voting power of the shares of the Funds will be counted together in determining the results of the voting for the Proposal.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present, but will not be treated as votes cast.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Trust present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Investment Advisers, Sub-Advisers and Distributors. Information about the Funds’ investment advisers, sub-advisers and distributors can be found in Exhibit B.

Other Service Providers. The principal executive office of the Trust is located at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters. The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide. The Amended and Restated Agreement and Declaration of Trust of the Trust, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting and in accordance with the requirements of the Nominating and Governance Committee Charter set forth in Exhibit A.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on the Record Date, persons owning of record more than 5% of the outstanding shares of a Fund or the Trust, and their names and addresses, were as listed in Exhibit E. Any shareholder listed in Exhibit E as owning 25% or more of the outstanding shares of a Fund or the Trust may be presumed to “control” (as that term is defined in the 1940 Act) that Fund or Trust, respectively. Shareholders controlling a Fund or Trust could have the ability to vote a majority of the shares of that Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or a Trust.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and By-Laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of a Fund’s or the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of this Proxy Statement, please contact the bank, trust company, broker, dealer, investment adviser or other financial intermediary through which you hold your shares (each, an “Authorized Institution”) directly. If you would like to receive a separate copy of future proxy statements, or you are now receiving multiple copies of proxy statements and would like to receive a single copy in the future, please contact your Authorized Institution.

Reports and Other Information. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-0102. The SEC maintains a website (at http://www.sec.gov) that contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

Exhibit A

ETF SERIES SOLUTIONS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

This Charter sets forth the purpose, authority, and responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”). Appendix A sets forth additional guidelines regarding the prevention and elimination of conflicts of interest associated with Board service.

Purpose

The purpose of the Committee shall be to (i) select and nominate other Independent Trustees, (as defined below). Selection and nomination refers to the process by which Board candidates (each, a “Candidate”) are researched, recruited, considered and formally named; (ii) oversee governance of the multiple separate investment series of funds within the Trust (the “Funds”); and (iii) identify educational opportunities for the Board.

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Committee

The Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Independent Trustees, as required by the Trust’s Bylaws. To qualify as not “interested,” such members may not, other than in his or her capacity as a member of the Committee or a member of the Board, accept any consulting, advisory, or other compensatory fee from the Trust or be an “interested person” of the Trust (as that term is defined by the 1940 Act). Such Independent Trustees shall designate the Chairperson of the Committee. Each member of the Committee shall serve until a successor is appointed by the Board, or until their earlier resignation or removal by the Board.

Meetings

The Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise. Additional meetings shall be held as deemed appropriate by the Chairperson of the Committee or a majority of the Committee members. A quorum for purposes of conducting a meeting shall be the greater of two Committee members and 50% or more of the members, present at such meeting. Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner. The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Exhibit A - Page 1

Responsibilities of the Committee

1.Nominating Matters

Control of the selection and nomination process for Candidates at all times should rest with the Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s Bylaws and applicable law. Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust’s Bylaws or under applicable law. Unless required otherwise by the Bylaws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Committee invites such suggestions, and the investment adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Candidates.

In carrying out these responsibilities, the Committee shall obtain from any Candidate, and a shareholder submitting a Candidate for nomination as a Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the Candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s Bylaws. With respect to Independent Trustees, the Committee shall evaluate the independence of the Candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest not included in such definition.

The Committee shall meet with the Candidate to review the independence and qualifications of such Candidate, and shall meet as a group without the Candidate to discuss the Candidate. Recommendations for new Trustees by the Committee shall be presented to the full Board for approval.

1.1.Nominee Considerations

In identifying and evaluating Candidates, the Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Committee looks at each Candidate on a case-by-case basis.

In looking at the qualification of each Candidate to determine if his or her election would further the goals described above, the Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Committee or at the suggestion of a shareholder or investment adviser, a Candidate must:

1.Display the highest personal and professional ethics, integrity and values;
Exhibit A - Page 2

2.Have the ability to exercise sound business judgment;

3.Must be highly accomplished in his or her respective field;

4.Have a relevant expertise and experience;

5.Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6.Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.

2.Governance Matters

The Committee shall manage the process for the Board’s conduct of an annual self-assessment of Board processes, in accordance with Rule 0-1 under the 1940 Act, which will evaluate the performance of the Board and the committees of the Board and which will include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. In this regard, the Committee shall review the Board governance structure of the Trust and shall recommend any appropriate changes to the full Board. The Committee shall report the findings of the assessment to the Board, and assist the Board in implementing any recommended actions.

The Committee will consider the continued independence and possible conflicts of interests involving Independent Trustees and any related party transactions and shall review the affiliations and activities of Independent Trustees through the annual questionnaire process and other means, including making recommendations to the Board with respect to the determination of the continued independence of Independent Trustees. The Committee may establish such processes and procedures as it may deem appropriate with respect to the disclosure of such potential conflicts and/or related party transactions.

The Committee shall from time to time consider the implementation of a Trustee retirement policy and, if the Committee determines that such a Policy should be adopted by the Trust, recommend to the Board the terms of any such policy.

The Committee shall review, consider and advise the Board of the impact of new regulatory initiatives impacting fund governance matters.

The Committee shall coordinate any selection of independent legal counsel for the Independent Trustees and monitor the continued independence and performance of that counsel.

The Committee shall periodically review the compensation paid by the Trust to the Trustees and make recommendations to the Board as to any proposed adjustments to such compensation.

3.Educational Matters

The Committee shall encourage each Independent Trustee to pursue opportunities for continuing education. Such continuing education may be gained through attendance at industry conferences or through presentations to the Board at committee or Board meetings as well as at special educational presentations from or arranged by investment advisers or other service providers to the Trust. The
Exhibit A - Page 3

Committee shall monitor and report to the Board regarding continuing education efforts of Independent Trustees.

Other

In performing its duties, the Committee shall:

1.Summarize the proceedings of meetings of the Committee at meetings of the Board. The Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;
2.Investigate any matter that comes to the attention of the Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;
3.As the Committee deems appropriate, obtain, weigh and consider expert advice as to Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;
4.Consider such other matters as may be from time to time referred to it by the Board; and
5.Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating and governance practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted March 27, 2012
Amended July 13, 2023

Exhibit A - Page 4

Appendix A

Conflict of Interest Policy
January 2023

Background

In discharging their duties as Trustees of ETF Series Solutions (the “Trust”), the Trustees are fiduciaries to the Trust and its shareholders and must act at all times in the best interests of the Trust and its shareholders. The requirement to act as a fiduciary requires that each Trustee avoid situations which may result in the creation of conflicts of interest, which might provide incentives for the Trustee, knowingly or unknowingly, to place his/her own interests before the interests of the Trust or its shareholders. Trustees should also avoid situations which might lead to an “appearance” of impropriety or to a potential conflict of interest. This policy establishes guidelines intended to avoid these actual or potential conflicts of interest situations by identifying when a Trustee should notify his/her fellow Board members and potentially disqualify himself or herself from participating in a decision to be made by the Board of Trustees (the “Board”) of the Trust.

Because conflicts of interest can occur in a multitude of different situations, it is not possible to identify each particular scenario that might result in a conflict; nor to establish a complete set of “do’s and dont’s”. Trustees must exercise their judgment as to matters that may and create conflicts. Because conflicts are often judged with the benefit of hindsight in an adversarial context (as when questioned by a regulator or during the course of litigation), Trustees are urged to liberally construe potential conflict situations and disclose those situations.

Policy

If a Trustee, or any member of his/her immediate family1, currently has, shall have, or has had in the prior two years:

•a business or financial interest in any matter to be considered by the Board, or
•a personal or professional interest or engagement that might (i) conflict with or impede the business of the Trust, (ii) be impacted by the actions of the Trust, (iii) reflect negatively on the Trust or the Board, or (iv) negatively impact the ability of the Trustee to perform his/her duties for the Trust, or (v) could otherwise potentially create a conflict of interest, or the perception of a conflict of interest, in any matter to be considered by the Board, such Trustee shall, as soon as he or she has knowledge of the matter and his or her related interest, take the following actions.
1.Disclosure. Disclose fully to the Board the precise nature of the matter giving rise to the potential conflict; and
2.Non-Participation. Recuse himself or herself from participating in the Board’s consideration of, and decision on, the matter in question until such time as a majority of the Trustees who are not conflicted with respect to the matter in question determine that the potential conflict would not negatively impact the ability of the Trustee to perform his/her duties for the Trust.

For the purposes of this policy, a financial interest includes any direct or indirect benefit with monetary value including, but not limited to, salary, payments for services, royalties, intellectual property rights or equity interests.
1 Members of a Trustee’s immediate family include the Trustee’s parent, spouse of a parent, spouse, child, spouse of a child, brother or sister including step and adoptive relationships.
Exhibit A - Page 5

Exhibit B

The following lists the Funds that comprised the Trust as of the Record Date, August 31, 2026, along with their investment advisers, sub-advisers (as applicable), and distributors, as well as the Fund websites where additional information can be obtained.

The Acquirers Fund: Acquirers Funds, LLC serves as the investment adviser to the Fund and is located at 609 Deep Valley Drive, Suite 200, Rolling Hills, California 90274. Tidal Investments LLC serves as sub-adviser for the Fund and is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Quasar Distributors, LLC1 serves as the Fund’s distributor. Additional information can be obtained at the Fund’s website, www.acquirersfund.com.

AAM S&P 500 High Dividend Value ETF, AAM Low Duration Preferred and Income Securities ETF, AAM Transformers ETF, AAM Brentview Dividend Growth ETF, AAM Sawgrass U.S. Large Cap Quality Growth ETF, AAM Sawgrass U.S. Small Cap Quality Growth ETF, AAM SLC Low Duration Income ETF, AAM Todd International Intrinsic Value ETF and AAM Crescent CLO ETF: Advisors Asset Management, Inc. serves as the investment adviser to the Funds and is located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132. Brentview Investment Management, LLC, located at 1 Northfield Plaza, Suite 522, Northfield, Illinois 60093 serves as a sub-adviser for the AAM Brentview Dividend Growth ETF. Crescent Capital Group LP, located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, serves as the sub-adviser for the AAM Crescent CLO ETF. Sawgrass Asset Management LLC, 5000 Sawgrass Village Circle, Suite 32, Ponte Vedra, Florida 32082, serves as a sub-adviser for the AAM Sawgrass U.S. Small Cap Quality Growth ETF and AAM Sawgrass U.S. Large Cap Quality Growth ETF. Todd Asset Management LLC, located at 101 South 5th Street, Suite 3100, Louisville, Kentucky 40202, serves as a sub-adviser for the AAM Todd International Intrinsic Value ETF. Vident Asset Management, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as a sub-adviser for the AAM Brentview Dividend Growth ETF, AAM Low Duration Preferred and Income Securities ETF, AAM S&P 500 High Dividend Value ETF, AAM Sawgrass U.S. Large Cap Quality Growth ETF, AAM Sawgrass U.S. Small Cap Quality Growth ETF, AAM Todd International Intrinsic Value ETF, and the AAM Transformers ETF. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.aamlive.com/ETF.

Aptus Collared Investment Opportunity ETF, Aptus Deferred Income ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Aptus Enhanced Yield ETF, Aptus International Enhanced Yield ETF, Aptus Large Cap Enhanced Yield ETF, Aptus Large Cap Upside ETF, Aptus April Buffer ETF, Aptus January Buffer ETF, Aptus July Buffer ETF. Aptus October Buffer ETF, Aptus Laddered Buffer ETF, Aptus January Deep Buffer ETF, Aptus April Deep Buffer ETF, Aptus July Deep Buffer ETF, Aptus October Deep Buffer ETF, Aptus Laddered Deep Buffer ETF, Opus Small Cap Value ETF and McElhenny Sheffield Managed Risk ETF: Aptus Capital Advisors, LLC serves as investment adviser to the Funds and is located at 314 Magnolia Avenue, Fairhope, Alabama 36532. McElhenny Sheffield Capital Management, LLC, located at 4701 W. Lovers Lane, Dallas, Texas 75209, serves as a sub-adviser to McElhenny Sheffield Managed Risk ETF. Quasar Distributors, LLC1 serves as the Fund’s distributor. Additional information can be obtained at the Funds’ website, www.aptusetfs.com, with the exception of McElhenny Sheffield Managed Risk ETF, which can be obtained at www.mscmfunds.com.

Bahl & Gaynor Dividend ETF, Bahl & Gaynor Income Growth ETF, Bahl & Gaynor Small Cap Dividend ETF, and Bahl & Gaynor Small/Mid Cap Income Growth ETF: Bahl & Gaynor, Inc. serves as investment adviser to the Funds and is located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, etf.bahl-gaynor.com.

US Vegan Climate ETF: Beyond Investing LLC serves as the investment adviser to the Fund and is located at 14391 Spring Hill Drive, Suite 301, Spring Hill, Florida 34609. Penserra Capital Management, LLC located at 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as a sub-adviser to the Fund. Quasar Distributors, LLC1 serves as the Fund’s distributor. Additional information can be obtained at the Fund’s website, www.veganetf.com.

ClearShares OCIO ETF, ClearShares Piton Intermediate Fixed Income ETF, and ClearShares Ultra-Short Maturity ETF: ClearShares LLC serves as investment adviser to the Funds and is located at 606 Bald Eagle Drive, Suite 608, Marco Island, Florida 34145. Blueprint Investment Partners LLC, located at 1250 Revolution Mill Dr., Suite 150, Greensboro, North Carolina 27405, serves as a sub-adviser to ClearShares OCIO ETF. Piton Investment Management, L.P. , located at 401 Franklin Avenue, Suite 202B, Garden City, New York 11530, serves as a sub-adviser to ClearShares Piton Intermediate Fixed Income ETF and ClearShares Ultra-Short Maturity ETF. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.clear-shares.com.

Exhibit B - Page 1

Defiance Autism Impact ETF, Defiance China Robotics ETF, Defiance Drone and Modern Warfare ETF, Defiance Inference AI Chip ETF, Defiance Memory & Photonics ETF, Defiance Quantum ETF, Defiance Retail Kings ETF, Defiance Space and Connective Tech ETF, Defiance US 100 Tech AI Moat ETF, Defiance US 100 Tech Ex Software ETF: Defiance ETFs, LLC serves as investment adviser to the Funds and is located at 78 SW 7th Street, 5th Floor, Miami, Florida 33130. Penserra Capital Management LLC, located at 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as a sub-adviser to the Defiance Autism Impact ETF, Defiance Drone and Modern Warfare ETF, Defiance Quantum ETF, Defiance Retail Kings ETF, and the Defiance Space and Connective Tech ETF. Tidal Investments LLC, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as a sub-adviser to the Defiance China Robotics ETF, Defiance Inference AI Chip ETF, Defiance Memory & Photonics ETF, Defiance US 100 Tech AI Moat ETF, and Defiance US 100 Tech Ex Software ETF. Foreside Fund Services, LLC2 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.defianceetfs.com.

Distillate International Fundamental Stability & Value ETF, Distillate Small/Mid Cash Flow ETF, and Distillate U.S. Fundamental Stability & Value ETF: Distillate Capital Partners LLC serves as the investment adviser to the Funds and is located at 401 N. Michigan Avenue, Suite 1710, Chicago, Illinois 60611. Vident Asset Management, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as a sub-adviser to Distillate International Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF. PINE Distributors, LLC3 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.distillatefunds.com.

Acquirers Small and Micro Deep Value ETF, Colterpoint Net Lease Real Estate ETF, and ETFB Green SRI REITs ETF: Exchange Traded Concepts, LLC, serves as the investment adviser to the Funds and is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Acquirers Small and Micro Deep Value ETF website, www.acquirersdeep.com, the Colterpoint Net Lease Real Estate ETF website, www.netleaseetf.com, or the ETFB Green SRI REITs ETF website, www.ritaetf.com.

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF: Hoya Capital Real Estate, LLC serves as the investment adviser to the Funds and is located at 137 Rowayton Avenue, Suite 430, Rowayton, Connecticut 06853. Penserra Capital Management, LLC located at 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as a sub-adviser to the Funds. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.hoyaetfs.com.

LHA Market State Tactical Beta ETF and LHA Market State Tactical Q ETF: Little Harbor Advisors, LLC, serves as investment adviser to the Funds and is located at 30 Doaks Lane, Marblehead, Massachusetts 01945. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.lhafunds.com.

The Brinsmere Fund - Conservative ETF and The Brinsmere Fund - Growth ETF: Estate Counselors, LLC, d/b/a The Milwaukee Company serves as investment adviser to the Fund and is located at 414 North Main Street, Thiensville, Wisconsin 53092. Penserra Capital Management, LLC located at 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as a sub-adviser to the Funds. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.thebrinsmerefunds.com.

U.S. Global GO GOLD and Precious Metal Miners ETF, U.S. Global Jets ETF, U.S. Global Sea to Sky Cargo ETF, and U.S. Global Technology and Aerospace & Defense ETF: U.S. Global Investors, Inc., serves as investment adviser to the Funds and is located at 7900 Callaghan Road, San Antonio, Texas 78229. Quasar Distributors, LLC1 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.usglobaletfs.com.

The Frontier Economic Fund, U.S. Diversified Real Estate ETF, Vident International Equity Strategy ETF, Vident U.S. Bond Strategy ETF, and Vident U.S. Equity Strategy ETF: Vident Asset Management, serves as investment adviser to the Funds and is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. ALPS Distributors, Inc.4 serves as the Funds’ distributor. Additional information can be obtained at the Funds’ website, www.videntam.com.

[1] Quasar Distributors, LLC is located at 190 Middle Street, Suite 301, Portland, Maine 04101.
[2] Foreside Fund Services, LLC is located at 190 Middle Street, Suite 301, Portland, Maine 04101.
3 PINE Distributors, LLC is located at 501 S. Cherry Street, Suite 610, Denver, CO 80243.
4 ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Exhibit B - Page 2

Exhibit C

Information Concerning the Independent Accountant and Audit Committee of ETF Series Solutions

Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the Funds. Cohen provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Representatives of Cohen are not expected to be at the Meeting to answer questions relating to the services provided or to be provided to the Funds. However, representatives of Cohen could be contacted during the Meeting if any matter were to arise requiring assistance.

The following table sets forth the aggregate audit fees and tax fees billed by Cohen to the Trust for the most recent two fiscal years ended in 2024, 2025 or 2026, as applicable.

	Audit Fees[1]		Tax Fees[2]
Fiscal Year End	Most Recent Fiscal Year End	Prior Fiscal Year End	Most Recent Fiscal Year End	Prior Fiscal Year End
1/31	$—	$—	$—	$—
2/28	$79,500	$61,500	$21,500	$18,000
3/31	$—	$—	$—	$—
4/30	$210,500	$127,500	$52,500	$31,500
5/31	$49,000	$47,500	$10,500	$10,500
6/30	$16,000	$15,500	$3,500	$3,500
7/31	$15,500	$15,500	$3,500	$3,500
8/31	$64,000	$64,500	$14,000	$14,000
9/30	$109,500	$117,000	$24,500	$24,500
10/31	$151,000	$133,000	$39,500	$32,500
11/30	$—	$—	$—	$—
12/31	$210,000	$216,000	$49,000	$51,100
1    “Audit Fees” are the aggregate fees billed for professional services for the audit of a Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2    “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. The Tax Fees for the Funds relate to the preparation of the Fund’s income and excise tax returns and the review of the Fund’s annual excise tax distribution calculations. All of such Tax Fees were required to be pre-approved, and were pre-approved, by the Audit Committee.

There were no separate Audit Related Fees (i.e., fees for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”) or other fees (i.e., fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”) billed to the Trust by Cohen for the periods shown in the table above.

The Audit Committee approves all audit and non-audit services that the Trust’s independent accountants provide to the Trust and all non-audit services that the Trust’s independent accountants provide to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee’s pre-approval policy is subject to the de minimis exception in Rule 2-01(c)(7)(i)(C) of Regulation S-X. All of the services described in the table above were pre-approved by the Audit Committee.

Exhibit C - Page 1

Exhibit D

The following table lists the outstanding shares of each Fund and the Trust as of the Record Date.

Fund	Total Outstanding Shares as of August 31, 2026
The Acquirers Fund	800,000
AAM S&P 500 High Dividend Value ETF	2,550,000
AAM Low Duration Preferred and Income Securities ETF	20,600,000
AAM Transformers ETF	4,550,000
AAM Brentview Dividend Growth ETF	280,000
AAM Sawgrass U.S. Large Cap Quality Growth ETF	120,000
AAM Sawgrass U.S. Small Cap Quality Growth ETF	330,000
AAM SLC Low Duration Income ETF	4,050,000
AAM Todd International Intrinsic Value ETF	1,074,158
AAM Crescent CLO ETF	2,450,000
Aptus Drawdown Managed Equity ETF	5,441,755
Opus Small Cap Value ETF	15,800,000
Aptus Defined Risk ETF	53,025,000
Aptus Collared Investment Opportunity ETF	51,150,000
Aptus International Enhanced Yield ETF	18,525,000
Aptus Enhanced Yield ETF	17,100,000
Aptus Large Cap Enhanced Yield ETF	9,700,000
Aptus Large Cap Upside ETF	4,075,000
Aptus Deferred Income ETF	5,575,000
Aptus April Buffer ETF	910,000
Aptus January Buffer ETF	3,310,000
Aptus July Buffer ETF	1,670,000
Aptus October Buffer ETF	1,630,000
Aptus Laddered Buffer ETF	300,000
Aptus January Deep Buffer ETF	140,000
Aptus April Deep Buffer ETF	230,000
Aptus July Deep Buffer ETF	510,000
Aptus October Deep Buffer ETF	140,000
Aptus Laddered Deep Buffer ETF	420,000
McElhenny Sheffield Managed Risk ETF	5,275,000
Bahl & Gaynor Small/Mid Cap Income Growth ETF	45,610,000
Bahl & Gaynor Income Growth ETF	60,722,547
Bahl & Gaynor Dividend ETF	25,990,000
Bahl & Gaynor Small Cap Dividend ETF	5,860,000
US Vegan Climate ETF	2,375,000
ClearShares OCIO ETF	4,550,000
ClearShares Ultra-Short Maturity ETF	1,150,000
ClearShares Piton Intermediate Fixed Income ETF	1,050,000
Defiance US 100 Tech AI Moat ETF	10,000
Defiance US 100 Tech Ex Software ETF	10,000
Defiance Quantum ETF	37,550,000
Defiance Space and Connective Tech ETF	10,500,000
Defiance Drone and Modern Warfare ETF	7,450,000
Defiance Retail Kings ETF	250,000
Defiance Autism Impact ETF	50,000
Defiance China Robotics ETF	110,000
Defiance Inference AI Chip ETF	25,000
Defiance Memory & Photonics ETF	10,000
Exhibit D - Page 1

Fund	Total Outstanding Shares as of August 31, 2026
Distillate U.S. Fundamental Stability & Value ETF	30,075,000
Distillate International Fundamental Stability & Value ETF	2,000,000
Distillate Small/Mid Cash Flow ETF	4,075,000
Colterpoint Net Lease Real Estate ETF	2,100,000
Acquirers Small and Micro Deep Value ETF	650,000
ETFB Green SRI REITs ETF	325,000
Hoya Capital Housing ETF	775,000
Hoya Capital High Dividend Yield ETF	11,670,000
LHA Market State Tactical Beta ETF	4,500,000
LHA Market State Tactical Q ETF	1,025,000
The Brinsmere Fund - Conservative ETF	12,274,000
The Brinsmere Fund - Growth ETF	11,789,000
U.S. Global Jets ETF	26,850,000
U.S. Global GO GOLD and Precious Metal Miners ETF	4,440,000
U.S. Global Sea to Sky Cargo ETF	850,000
U.S. Global Technology and Aerospace & Defense ETF	1,200,000
U.S. Diversified Real Estate ETF	750,000
The Frontier Economic Fund	90,000
Vident International Equity Strategy ETF	11,200,000
Vident U.S. Equity Strategy ETF	9,375,000
Vident U.S. Bond Strategy ETF	12,200,000
Total Shares of the Trust	583,216,460
Exhibit D - Page 2

Exhibit E

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of the August 31, 2026 Record Date, the following shareholders were considered to be principal shareholders of the Funds:

The Acquirers Fund

Name and Address	% Ownership	Type of Ownership
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	36.72%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	35.96%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.10%	Record
AAM Brentview Dividend Growth ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	48.23%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	24.53%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.62%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	7.14%	Record
AAM Crescent CLO ETF

Name and Address	% Ownership	Type of Ownership
Citibank, N.A. 388 Greenwich Street New York, NY 10113	81.63%	Record
AAM Low Duration Preferred and Income Securities ETF

Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	32.43%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	20.08%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.16%	Record
Exhibit E - Page 1

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	8.61%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.93%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	5.12%	Record
AAM S&P 500 High Dividend Value ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.72%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	19.66%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	16.45%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	15.92%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.07%	Record
AAM Sawgrass U.S. Large Cap Quality Growth ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	42.95%	Record
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	18.72%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	16.78%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.16%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.22%	Record
Exhibit E - Page 2

AAM Sawgrass U.S. Small Cap Quality Growth ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	84.14%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.96%	Record
AAM SLC Low Duration Income ETF

Name and Address	% Ownership	Type of Ownership
Citibank, N.A. 388 Greenwich Street New York, NY 10113	49.38%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	21.37%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	15.39%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.01%	Record
AAM Todd International Intrinsic Value ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	73.59%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	11.34%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	6.65%	Record
AAM Transformers ETF

Name and Address	% Ownership	Type of Ownership
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	47.88%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.83%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.03%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.66%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	7.21%	Record
Exhibit E - Page 3

Aptus Collared Investment Opportunity ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	42.72%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	30.88%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	10.22%	Record
Aptus Deferred Income ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	55.02%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	40.73%	Record
Aptus Defined Risk ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	45.41%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	29.55%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	12.13%	Record
Aptus Drawdown Managed Equity ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	60.92%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.81%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.52%	Record
Aptus Enhanced Yield ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	58.60%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.70%	Record
Exhibit E - Page 4

Name and Address	% Ownership	Type of Ownership
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.26%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.03%	Record
Aptus International Enhanced Yield ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	50.95%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	22.36%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.22%	Record
Aptus Large Cap Enhanced Yield ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	56.18%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	21.43%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.40%	Record
Aptus Large Cap Upside ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	72.15%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.12%	Record
Aptus April Buffer ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	80.61%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	10.72%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	8.16%	Record
Exhibit E - Page 5

Aptus January Buffer ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	54.96%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	29.13%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.90%	Record
Aptus July Buffer ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	53.01%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	25.26%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	16.53%	Record
Aptus October Buffer ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	44.40%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	25.98%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.94%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	5.69%	Record
Aptus Laddered Buffer ETF

Name and Address	% Ownership	Type of Ownership
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	49.98%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.62%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.28%	Record
Exhibit E - Page 6

Aptus January Deep Buffer ETF

Name and Address	% Ownership	Type of Ownership
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	73.56%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	22.58%	Record
Aptus April Deep Buffer ETF

Name and Address	% Ownership	Type of Ownership
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	44.74%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	43.75%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	8.94%	Record
Aptus July Deep Buffer ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	38.87%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	28.67%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	20.11%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.37%	Record
Aptus October Deep Buffer ETF

Name and Address	% Ownership	Type of Ownership
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	73.50%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	25.83%	Record
Aptus Laddered Deep Buffer ETF

Name and Address	% Ownership	Type of Ownership
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	61.75%	Record
Exhibit E - Page 7

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.07%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	11.36%	Record
Opus Small Cap Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	44.22%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	20.61%	Record
SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456	12.18%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	11.92%	Record
McElhenny Sheffield Managed Risk ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	67.51%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	14.73%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.29%	Record
Bahl & Gaynor Dividend ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	37.87%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	28.64%	Record
Fifth Third Bank Fifth Third Center 38 Fountain Square Plaza Cincinnati, OH 45263	26.29%	Record
Exhibit E - Page 8

Bahl & Gaynor Income Growth ETF

Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith Inc One Bryant Park New York, NY 10036	35.96%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	24.01%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	6.15%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.51%	Record
Raymond James and Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.32%	Record
Bahl & Gaynor Small Cap Dividend ETF

Name and Address	% Ownership	Type of Ownership
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	48.84%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	24.61%	Record
Northern Trust Securities, Inc. 50 South LaSalle Street Chicago, IL 60603	18.70%	Record
Bahl & Gaynor Small/Mid Cap Income Growth ETF

Name and Address	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith Inc One Bryant Park New York, NY 10036	25.99%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	20.43%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	16.54%	Record
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	5.62%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.53%	Record
Exhibit E - Page 9

US Vegan Climate ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	32.18%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.97%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	9.78%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	7.19%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	5.07%	Record
ClearShares OCIO ETF

Name and Address	% Ownership	Type of Ownership
Oppenheimer & Co. Inc. 85 Broad Street New York, NY 10004	91.65%	Record
ClearShares Ultra-Short Maturity ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	59.14%	Record
Oppenheimer & Co. Inc. 85 Broad Street New York, NY 10004	11.67%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.57%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	6.66%	Record
ClearShares Piton Intermediate Fixed Income ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	89.72%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.30%	Record
Exhibit E - Page 10

Defiance Autism Impact ETF

Name and Address	% Ownership	Type of Ownership
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	68.95%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.46%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	5.13%	Record
Defiance China Robotics ETF

Name and Address	% Ownership	Type of Ownership
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	45.45%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	22.37%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.83%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	8.63%	Record
Defiance Drone and Modern Warfare ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	24.38%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.44%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	6.94%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.62%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	6.28%	Record
Exhibit E - Page 11

Defiance Inference AI Chip ETF

Name and Address	% Ownership	Type of Ownership
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	70.68%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	11.04%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.86%	Record
Defiance Memory & Photonics ETF

Name and Address	% Ownership	Type of Ownership
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	39.10%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	25.73%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.59%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.81%	Record
Defiance Quantum ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	23.71%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	22.59%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	6.64%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.10%	Record
Merrill Lynch Pierce Fenner & Smith Inc One Bryant Park New York, NY 10036	5.76%	Record
Defiance Retail Kings ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	35.42%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.83%	Record
Exhibit E - Page 12

Name and Address	% Ownership	Type of Ownership
ABN AMRO Clearing USA 175 West Jackson Blvd, Suite 2050 Chicago, IL 60604	13.72%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	7.34%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	6.26%	Record
Defiance Space and Connective Tech ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.90%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.62%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	8.83%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.05%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	5.38%	Record
Defiance US 100 Tech AI Moat ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.50%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	28.16%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	13.06%	Record
Defiance US 100 Tech Ex Software ETF

Name and Address	% Ownership	Type of Ownership
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	66.17%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.66%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.19%	Record
Exhibit E - Page 13

Distillate International Fundamental Stability & Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	69.92%	Record
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	7.06%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	6.88%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.98%	Record
Distillate Small/Mid Cash Flow ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	53.32%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	26.36%	Record
Merrill Lynch Pierce Fenner & Smith Inc One Bryant Park New York, NY 10036	10.41%	Record
Distillate U.S. Fundamental Stability & Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	60.13%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.36%	Record
Acquirers Small and Micro Deep Value ETF

Name and Address	% Ownership	Type of Ownership
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	34.85%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.69%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.46%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	6.73%	Record
Exhibit E - Page 14

Colterpoint Net Lease Real Estate ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	25.65%	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	19.24%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	18.49%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.98%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	9.90%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.37%	Record
ETFB Green SRI REITs ETF

Name and Address	% Ownership	Type of Ownership
Velocity Clearing, LLC 1301 Route 36 Suite 103 Hazlet, NJ 07730	40.37%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	38.57%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	6.26%	Record
Hoya Capital Housing ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	29.57%	Record
Altruist Financial LLC 3030 S La Cienega Boulevard Culver City, CA 90232	13.50%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.83%	Record
Merrill Lynch Pierce Fenner & Smith Inc One Bryant Park New York, NY 10036	7.84%	Record
Exhibit E - Page 15

Hoya Capital High Dividend Yield ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	40.85%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	27.40%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	8.08%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	7.85%	Record
LHA Market State Tactical Beta ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	61.48%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.90%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.79%	Record
LHA Market State Tactical Q ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	88.46%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.69%	Record
The Brinsmere Fund - Conservative ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	99.16%	Record
The Brinsmere Fund - Growth ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	99.13%	Record
U.S. Global GO GOLD and Precious Metal Miners ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	29.82%	Record
Exhibit E - Page 16

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.21%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	13.82%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.15%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	5.54%	Record
U.S. Global Jets ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.54%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	18.92%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	9.08%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	5.83%	Record
Vanguard Marketing Corporation 5951 Luckett Court, Suite A1 El Paso, TX 79932	5.00%	Record
U.S. Global Sea to Sky Cargo ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	24.88%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	21.63%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.20%	Record
Citibank, N.A. 388 Greenwich Street New York, NY 10113	9.54%	Record
Interactive Brokers LLC One Pickwick Plaza Greenwich, Connecticut 06830	6.92%	Record
Exhibit E - Page 17

U.S. Global Technology and Aerospace & Defense ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31.70%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.96%	Record
JPMorgan Chase Bank, N.A. 270 Park Avenue, 31st Floor New York, NY 10017	11.11%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	7.73%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	5.16%	Record
The Frontier Economic Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	80.17%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	10.00%	Record
U.S. Diversified Real Estate ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	36.01%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	28.93%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	15.14%	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	7.76%	Record
Vident International Equity Strategy ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	93.48%	Record
Exhibit E - Page 18

Vident U.S. Bond Strategy ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	97.07%	Record
Vident U.S. Equity Strategy ETF

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	76.96%	Record
U.S. Bank, N.A. 800 Nicollet Mall Minneapolis, MN 55402	18.30%	Record
Exhibit E - Page 19

PROXY CARD

VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO:

Vote on the internet
Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.
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Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (800) 967-4614 Toll Free

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101	Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

[FUND NAME]
A SERIES OF ETF SERIES SOLUTIONS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2026

The undersigned shareholder of the above listed fund (the “Fund”) hereby appoints each of Kristen Weitzel and Kyle Kroken, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on November 25, 2026 at 10:00 a.m. Central Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of the Trust’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on November 25, 2026: The Notice of Special Meeting and Proxy Statement are available at https://vote.proxyonline.com.

[FUND NAME]                                        PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
PROPOSAL
1.	To approve of the election of Trustees to serve until her successor is elected and qualified.
Nominees:
	Kristina R. Nelson	O	O
	Janet D. Olsen	O	O

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

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